Convertible Notes - Related Parties	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
CONVERTIBLE NOTES - RELATED PARTIES

7 — CONVERTIBLE NOTES — RELATED PARTIES

In September and December, 2016, the Company issued convertible notes (the "2016 Convertible Notes") with an outstanding unsecured principal amount of $235,000 to its members, including Directors and Officers. The principal and interest was originally due in 2029, and the 2016 Convertible Notes bore interest at a rate of 15% per annum.

The 2016 Convertible Notes were to automatically convert to common stock in the event the Company issued and sold either common or preferred stock of $2,000,000 or more. The conversion price would be either one third the price offered during the financing round that triggers the conversion, or the price obtained by dividing $2,000,000 by the Company's fully-diluted capitalization at the time of the financing round that triggers the conversion (the "Conversion Cap Price"), whichever were lower. Upon maturity of the 2016 Convertible Notes, the holder might elect to convert the 2016 Convertible Notes into common stock as if a sale of the Company had occurred on the maturity date.

On July 31, 2018, as a result of the IPO and as required under the terms of the 2016 Convertible Notes, the outstanding principal and accrued interest on the 2016 Convertible Notes was converted at the Conversion Cap Price to 700,854 shares of common stock and 700,845 warrants to purchase shares of common stock at an exercise price of $6.25 per share (395,118 shares of common stock and 395,118 warrants to purchase shares of common stock). At the time of the conversion, the Company recognized a de minimus net gain on extinguishment of $752. The total interest expense on these notes in the year ended December 31, 2018 was $264,749.